UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2009

PARAMOUNT GOLD AND SILVER CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33630	20-3690109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

346 Waverley Street, Suite 110
Ottawa, ON Canada
K2P 0W5
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (613) 226-9881

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.         Entry into a Material Definitive Agreement.

On October 8, 2009, Paramount Gold and Silver Corp. (“Paramount” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Dahlman Rose & Company, LLC and Blackmont Capital Inc. (the “Underwriters”).  The Underwriting Agreement relates to the issuance and sale in a public offering (the “Offering”) by Paramount of up to 16,000,000 shares (the “Shares”) of its common stock, $0.001 par value per share.  The price per Share to the Underwriters is $1.16875 per Share, and the Underwriters will initially offer the Shares to the public at $1.25 per Share.  The Offering will be made under Paramount’s shelf registration statement on Form S-3 (Registration No. 333-153104) (the “Registration Statement”), including a base prospectus dated January 8, 2009, as supplemented by a prospectus supplement dated October 8, 2009.  FCMI Financial Corporation (“FCMI”), the Company’s largest stockholder, has agreed to purchase 4,000,000 Shares in the Offering. The Underwriters will receive no underwriting discount on the Shares being purchased by FCMI.

The Underwriting Agreement contains customary representations, warranties and covenants by Paramount, conditions to closing and indemnification provisions, an underwriters’ over-allotment option to purchase up to an additional 2,400,000 shares of common stock, as well as a form lock-up agreement that has been signed by the Company’s directors and officers and FCMI. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1 hereto, which is incorporated herein by reference. The Underwriting Agreement contains representations and warranties by each of the parties thereto. These representations and warranties have been made solely for the benefit of the other party to the Underwriting Agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the Underwriting Agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the Underwriting Agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading. Additional information about the Company may be found elsewhere in the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

The press release announcing the pricing of the Offering is furnished herewith as Exhibit 99.1.

In connection with the issuance of the Shares in the Offering, Jeffrey G. Klein, P.A., counsel to the Company, delivered an opinion to the Company regarding the legality of the Shares upon issuance and sale thereof, which is attached hereto as Exhibit 5.1.  This description of the opinion is qualified in its entirety by reference to Exhibit 5.1.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 8, 2009, between Paramount Gold and Silver Corp., Dahlman Rose & Company, LLC and Blackmont Capital Inc.

5.1	Opinion of Jeffrey G. Klein, P.A.

23.2	Consent of Dana Durgin, P. Geo.

23.3	Consent of Douglas R. Wood II, P. Geo.

99.1	Press Release dated October 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD AND SILVER CORP.
Date: October 8, 2009
	By:	/s/ Christopher Crupi
Christopher Crupi
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement, dated October 8, 2009, between Paramount Gold and Silver Corp., Dahlman Rose & Company, LLC and Blackmont Capital Corp.

5.1	Opinion of Jeffrey G. Klein, P.A.

23.2	Consent of Dana Durgin, P. Geo.

23.3	Consent of Douglas R. Wood II, P. Geo.

99.1	Press Release dated October 8, 2009